UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CENTRAL VALLEY COMMUNITY BANCORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CENTRAL VALLEY COMMUNITY BANCORP
600 Pollasky Avenue,

Clovis, California 93612

April 5, 2005

Dear Shareholder:

In connection with the 2005 Annual Meeting of Shareholders to be held at 7:00 p.m. on Wednesday, May 18, 2005 at the Company’s headquarters office at 600 Pollasky Avenue, Clovis, California, we are enclosing the following:

1.                                       Notice of Annual Meeting of Shareholders.

2.                                       Proxy Statement

3.                                       Proxy Card.

In addition to the election of directors and the ratification of the appointment of the Company’s independent public accountants, you will be asked to approve the Central Valley Community Bancorp 2005 Omnibus Incentive Plan.

It is important that your shares be represented at the meeting.  Whether or not you plan to attend the meeting, you are requested to complete, date, sign and return the enclosed proxy in the enclosed envelope, postage for which has been paid.

We appreciate your support and look forward to seeing you at the meeting on May 18, 2005.

Cordially,

/s/ Daniel N. Cunningham

Daniel N. Cunningham
Chairman of the Board

/s/ Daniel J. Doyle

Daniel J. Doyle
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS OF
CENTRAL VALLEY COMMUNITY BANCORP

TO THE SHAREHOLDERS OF CENTRAL VALLEY COMMUNITY BANCORP:

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of the Shareholders of Central Valley Community Bancorp will be held at 600 Pollasky Avenue, Clovis, California, on Wednesday, May 18, 2005, at 7:00 p.m. for the following purposes:

1.                                       To elect Directors;

2.                                       To ratify the appointment of Perry-Smith LLP as the Company’s independent public accountants; and

3.                                       To approve the Central Valley Community Bancorp 2005 Omnibus Incentive Plan

4.                                       To transact such other business as may properly come before the meeting

The names of the Board of Directors’ nominees to be directors of Central Valley Community Bancorp are set forth in the accompanying Proxy Statement and are incorporated herein by reference.

The Bylaws of Central Valley Community Bancorp provide for the nomination of directors in the following manner:

Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the Corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided however, that if less than 21 days’ notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the Corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third class mail as permitted by Section 6 of these Bylaws, no notice of intention to make nominations shall be required.  Such notification shall contain the following information to the extent known to the notifying shareholder:  (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the corporation owned by the notifying shareholder.  Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman’s instructions, the inspectors of election can disregard all votes cast for each such nominee.  A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which directors are to be elected.

Only shareholders of record at the close of business on March 21, 2005, are entitled to notice of, and to vote at, the Annual Meeting.  Every shareholder is invited to attend the Annual Meeting in person or by proxy.  If you do not expect to be present at the Meeting, you are requested to complete and return the accompanying proxy form in the envelope provided.

Dated: April 5, 2005

Daniel N. Cunningham

/s/ Daniel N. Cunningham

Chairman of the Board

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE

SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE

IN THE ENCLOSED POSTAGE PAID ENVELOPE

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
OF
CENTRAL VALLEY COMMUNITY BANCORP
To Be Held on May 18, 2005
600 Pollasky Avenue, Clovis, California 93612

GENERAL INFORMATION FOR SHAREHOLDERS

The following information is furnished in connection with the solicitation of the accompanying proxy by and on behalf of the Board of Directors of Central Valley Community Bancorp (the “Company” or “Central Valley”) for use at the Annual Meeting of Shareholders to be held at the Company’s headquarters office located at 600 Pollasky Avenue, Clovis, California on Wednesday, May 18, 2005, at 7:00 p.m.  Only shareholders of record at the close of business on March 21, 2005, (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting.  On the Record Date, the Company had outstanding 2,890,930 shares of its common stock, all of which will be entitled to vote at the Annual Meeting and any adjournments thereof.  This proxy statement will be first mailed to shareholders on or about April 5, 2005.

Vote By Proxy

As many of the Company’s shareholders are not expected to attend the Annual Meeting in person, the Company solicits proxies so that each shareholder is given an opportunity to vote.  Shares represented by a duly executed proxy in the accompanying form, received by the Board of Directors prior to the Annual Meeting, will be voted at the Annual Meeting.  A shareholder executing and delivering the enclosed proxy may revoke the proxy at any time prior to exercise of the authority granted by the proxy by (i) filing with the secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date; or (ii) attending the meeting and voting in person.  A proxy is also revoked when written notice of the death or incapacity of the maker of the proxy is received by the Company before the vote is counted.  If a shareholder specifies a choice with respect to any matter on the accompanying form of proxy, the shares will be voted accordingly.  If no specification is made, the shares represented by the proxy will be voted in favor of the specified proposal.

Method of Counting Votes

Holders of common stock of the Company (“Common Stock”) are entitled to one vote for each share held except that for the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected and such shareholder may cast all his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses.  However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidates’ names have been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder’s intention to cumulate votes.  If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.  An opportunity will be given at the Meeting prior to the voting for any shareholder who desires to do so, to announce his or her intention to cumulate his or her votes.  The proxy holders are given, under the terms of the Proxy, discretionary authority to cumulate votes represented by shares for which they are named in the Proxy.

The proxy holders, Daniel J. Doyle and Wanda L. Rogers, both of whom are directors of the Company, will vote all shares of Common Stock represented by the proxies unless authority to vote such shares is withheld or the proxy is revoked.  However, the proxy holders cannot vote the shares of the shareholder unless the shareholder signs and returns a proxy card.  Proxy cards also confer upon the proxy holders discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed, which may properly be presented for action at the Annual Meeting, including a motion to adjourn, and with respect to procedural matters pertaining to the conduct of the Annual Meeting.  The total expense of soliciting the proxies in the accompanying form will be borne by the Company.  While proxies are normally solicited by mail, proxies may also be solicited directly by officers, directors and employees of the Company or its subsidiary, Central Valley Community Bank (the “Bank”).  Such officers, directors and employees will not be compensated for this service beyond normal compensation to them.

Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately.  In determining whether a proposal has been approved, abstentions are counted in tabulations of the votes cast on proposals presented to shareholders and broker non-votes are not counted as votes for or against a proposal or as votes present and voting on the proposal.

Unless contrary instructions are indicated on the Proxy, all shares represented by valid Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted as follows:

FOR the election of all nominees for director named herein; and

FOR ratification of the selection of Perry-Smith LLP as the Company’s independent public accountants.

FOR Central Valley Community Bancorp 2005 Omnibus Incentive Plan

In the event a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specification so made.  In addition, such shares will, at the proxy holders’ discretion, be voted on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).  Boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for director.

A copy of the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2004 is enclosed with this Proxy Statement.

Vote Required

The nine (9) nominees receiving the highest number of votes of the shares of the Company’s Common Stock represented and entitled to vote at the Meeting will be elected directors of the Company.

The affirmative vote of the holders of a majority of the shares of the Company’s Common Stock represented and entitled to vote at the Meeting is necessary for the ratification of the selection of auditors.

Shareholders Entitled to Vote

Only shareholders of record at the close of business on March 21, 2005, are entitled to notice of, and to vote at, the Annual Meeting.  At the close of business on that date, the Company had outstanding. 2,890,930 shares of its no par value Common Stock.

PRINCIPAL SHAREHOLDERS

As of the Record Date, no individual (including any “group”, i.e., two or more persons acting as a partnership, limited partnership, syndicate or group for the purpose of acquiring, holding or disposing of voting stock issued by the Company) known to the Company owned beneficially more than five percent (5%) of the outstanding shares of its Common Stock except as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Daniel N. Cunningham 2517 West Shaw, Suite 109 Fresno, CA 93711	218,986	(1)	7.54%

Steven D. McDonald 2975 S. MacDonough Road Sanger, CA 93657	201,780	(2)	6.94%

Louis McMurray P.O. Box 569 Fresno, CA 93709	320,990	(3)	11.05%

(1)                                  Includes 43,560 shares held as trustee for the Bradley and Joanne Quinn Living Trust as to which Mr. Cunningham disclaims beneficial ownership and 61,254 shares held under a power of attorney executed in favor of Mr. Cunningham by Eric Quinn as to which Mr. Cunningham disclaims beneficial ownership.  Also includes 15,000 shares which may be acquired within 60 days of the Record Date upon the exercise of options granted pursuant to the Central Valley Community Bancorp 2000 Stock Option Plan (the “2000 Plan”).

(2)                                  Includes 804 shares held by Mr. McDonald’s spouse, 14,068 shares held in a family trust, and 15,000 shares which may be acquired within 60 days of the Record Date upon the exercise of options granted pursuant to the 2000 Plan.

(3)                                  Includes 26,268 shares held as Trustee of the Charles McMurray Living Trusts, 26,274 shares held as Trustee of the Jed McMurray Living Trust, 232,448 shares held as Trustee of the Louis McMurray Living Trust, 21,000 shares held as Trustee of the Lou and Dena McMurray Living Trust, and 15,000 shares which may be acquired within 60 days of the Record Date upon the exercise of options granted pursuant to the 2000 Plan.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1
ELECTION OF DIRECTORS OF THE COMPANY

The Bylaws of the Company provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.  Nominations not made in accordance therewith may, in his or her discretion, be disregarded by the Chairman of the Meeting and, upon his or her instruction, the inspectors of election shall disregard all votes cast for such nominee(s).

The Bylaws of the Company provide that the Board will consist of not less than seven (7) and not more than thirteen (13) directors.  The number of directors is set by the Board and is currently set at nine (9).  The authorized number of directors to be elected at the Meeting is nine (9).  Each director will hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified.

All Proxies will be voted for the election of the following nine (9) nominees recommended by the Board of Directors, all of whom are incumbent directors, unless authority to vote for the election of directors is withheld.  If any of the nominees should unexpectedly decline or be unable to act as a director, the Proxies may be voted for a substitute nominee to be designated by the Board of Directors.  The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

The following table sets forth certain information with respect to those persons nominated by the Board of Directors for election as director, and the Named Executive Officers (as defined below), as well as with respect to all directors and executive officers as a group.  All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table.  There is no family relationship between any of the directors or principal officers other than Sidney B. Cox and Wanda L. Rogers who are brother and sister.

				Shares Beneficially Owned as of the Record Date
Directors and Nominees, and Executive Officers	Age	Positions Held With the Company	Director or Officer Since	Number		Percent of Class

Sidney B. Cox	74	Director	2000	32,755	(1)	1.13%

Daniel N. Cunningham	68	Chairman of the Board and Director	2000	218,986	(2)	7.54%

Edwin S. Darden Jr.	60	Director	2001	50,303	(1)	1.73%

Daniel J. Doyle	58	President, Chief Executive Officer and Director	2000	127,465	(3)	4.24%

Gayle Graham	58	Senior Vice President and Chief Financial Officer	2000	34,126	(4)	1.17%

Steven D. McDonald	55	Director	2000	201,780	(5)	6.94%

Louis McMurray	58	Director	2000	320,990	(6)	11.05%

Gary Quisenberry	53	Senior Vice President, Commercial and Business Banking (11)	2000	26,500	(7)	*

				Shares Beneficially Owned as of the Record Date
Directors and Nominees, and Executive Officers	Age	Positions Held With the Company	Director or Officer Since	Number		Percent of Class

Wanda L. Rogers	72	Director	2000	100,214	(1)	3.45%

William S. Smittcamp	52	Director	2000	69,300	(1)	2.38%

Thomas L. Sommer	57	Senior Vice President and Credit Administrator	2000	51,858	(8)	1.77%

Joseph B. Weirick	66	Director	2000	60,828	(9)	2.09%

Shirley Wilburn	62	Senior Vice President, Consumer and Retail Banking (11)	2000	18,668	(10)	*

All directors and executive officers of the Company and the Bank as a group (13 in number)				1,313,773		40.63%

*                           Beneficial ownership does not exceed one percent of common stock outstanding.

(1)                    Includes 15,000 shares which may be acquired upon the exercise of options granted pursuant to the 2000 Plan.

(2)                    See Principal Shareholders, note (1).

(3)                    Includes 39,345 shares which may be acquired upon the exercise of options granted pursuant to the Central Valley Community Bank 1992 Plan (the “1992 Plan”).  Also, includes 76,000 shares which may be acquired upon the exercise of options granted pursuant to the 2000 Plan.

(4)                    Includes 5,000 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan.  Also includes 26,810 shares which may be acquired upon the exercise of options granted pursuant to the 2000 Plan.

(5)                    See Principal Shareholders, note (2).

(6)                    See Principal Shareholders, note (3).

(7)                    Includes 16,000 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan. Also includes 10,000 shares which may be acquired upon exercise of options granted pursuant to the 2000 Plan.

(8)                    Includes 13,000 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan.  Also includes 18,600 shares which may be acquired upon exercise of options granted pursuant to the 2000 Plan.

(9)                    Includes 3,058 shares owned of record by Mr. Weirick’s wife and 15,000 shares which may be acquired upon the exercise of options granted pursuant to the 2000 Plan.

(10)              Includes 9,600 shares which may be acquired upon the exercise of options granted pursuant to the 1992 Plan. Also includes 8,400 shares which may be acquired upon exercise of options granted pursuant to the 2000 Plan.

(11)              Mr. Quisenberry and Mrs. Wilburn are officers of the Bank only.

The following table sets forth certain information with respect to the executive officers (1) of the Company:

Name	Age	Positions Held with the Company	Officer Since

Daniel J. Doyle	58	President, Chief Executive Officer and Director	2000

Gayle Graham	58	Senior Vice President and Chief Financial Officer	2000

Gary Quisenberry	53	Senior Vice President, Commercial and Business Banking (2)	2000

Thomas L. Sommer	57	Senior Vice President and Credit Administrator	2000

Shirley Wilburn	62	Senior Vice President, Consumer and Retail Banking (2)	2000

(1)                                  As used throughout this Proxy Statement, the term “executive officer” means the president, any senior vice president in charge of a principal business unit or function, and any other officer or person who performs a policy making function for the Company or the Bank.

(2)                                  Mr. Quisenberry and Mrs. Wilburn are officers of the Bank only.

Each executive officer serves on an annual basis and must be appointed by the Board of Directors annually pursuant to the Bylaws of the Company (or the Bylaws of the Bank in the case of Mrs. Wilburn and Mr. Quisenberry).

The following is a brief account of the business experience during the past five years of each nominee and each executive officer of the Company.

SIDNEY B. COX retired from Producers Cotton Oil in April 1988 and is now owner of Cox Communications, public relations and agricultural consulting firm.

DANIEL N. CUNNINGHAM is the Chairman of the Boards of Directors of the Company and the Bank.  Mr. Cunningham is Vice President and Director of Quinn Properties and Director of Quinn Group, Inc.

EDWIN S. DARDEN Jr.  is a certified architect and President of Edwin S. Darden Associates, Inc., an architectural firm in Fresno, California.  Mr. Darden is currently serving on the Board of Directors for the California Department of the State Architect.

DANIEL J. DOYLE became President and Chief Executive Officer of the Company upon its organization in 2000, and has served as President and Chief Executive Officer of the Bank since June 1998.  From March 1995 until joining the Bank, Mr. Doyle was Senior Vice President and Regional Manager of U.S. Bank.  Prior to that, Mr. Doyle served as President and Chief Executive Officer of U.S. Bank of California.

GAYLE GRAHAM became Senior Vice President and Chief Financial Officer of the Company upon its organization in 2000, and was named Senior Vice President and Cashier of the Bank on October 13, 1994 after serving as Vice President and Cashier of the Bank since April 19, 1991, and as Assistant Cashier since August 1988.  Prior to that time, she served in various capacities with Wells Fargo Bank for 20 years.

STEVEN D. McDONALD is President of McDonald Properties, Inc., with interests in cattle ranching, mobile home park management and other investments.  Mr. McDonald is also the owner/broker of SDM Realty, specializing in ranch brokerage.

LOUIS McMURRAY is President of Charles McMurray Company, a wholesale hardware company with outlets in Fresno and Sacramento.

GARY QUISENBERRY was named Senior Vice President, Manager of Commercial and Business Banking of the Bank on February 22, 2000.  For fifteen years prior to that time, Mr. Quisenberry was Senior Vice President, Business Banking Manager, Manager of Special Assets and Manager of Consumer Lending for California Federal Bank.

WANDA L. ROGERS since 1988 has served as the President and Chief Financial Officer of Rogers Helicopters, Inc., a corporation contracting for helicopter services to various U.S. government agencies and other public entities.

WILLIAM S. SMITTCAMP is the President and owner of Wawona Frozen Foods and is involved as a principal in other family-related businesses.

THOMAS L. SOMMER became Senior Vice President and Credit Administrator of the Company upon its organization in 2000, and was named Senior Vice President and Chief Credit Officer of the Bank on December 15, 1999 after serving as Vice

President Manager of Credit Review and Special Assets since August 24, 1998.  For two years, Mr. Sommer served as Credit Administrator for Olympic Bank.  Prior to that, Mr. Sommer served as Senior Vice President, Manager of Commercial and Business Banking for U.S. Bank of California.

JOSEPH B. WEIRICK was President and General Manager of Weirick and Co., operators of China Peak Ski Area, from 1964 to 1978.  Mr. Weirick is presently involved in personal investments.

SHIRLEY WILBURN was named Senior Vice President, Consumer and Retail Banking of the Bank on October 16, 2000. Prior to that time, Mrs. Wilburn served as First Vice President, Regional Manager with California Federal Bank since 1998.  For five years prior to that time, Mrs. Wilburn was Senior Vice President Real Estate Lending for Glendale Federal Bank.  Mrs. Wilburn has over 30 years banking experience including 20 years with CalFed and its predecessors Glendale Federal Bank and Guarantee Savings.

No director of the Company holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Exchange Act, except for Wanda L. Rogers, who is a director of Kaman Corporation, Bloomfield, CT.

Meetings and Committees of the Board of Directors

The Board of Directors of the Company conducts its business through meetings of the Company’s Board of Directors, Executive and Directors Resources/Nominating Committee, Strategic Planning Committee and Audit/Compliance Committee, and through committees of the Bank’s Board of Directors.  The Company became the holding company for the Bank on November 15, 2000. Currently, the Audit/Compliance Committee of the Bank’s Board of Directors makes recommendations to the Audit/Compliance Committee of the Company’s Board of Directors.  During 2004 the Company’s Board of Directors held thirteen (13) meetings.  No director attended less than 75 percent of the total meetings of the Company’s Board of Directors and of Board committees on which he or she served during 2004.

Executive/Directors Resources and Nominating Committee

The Executive/ Directors Resources and Nominating Committee is composed of Mr. Cunningham as Chairman, and Messrs. Darden, Doyle, McMurray, and Smittcamp.

The Committee held one (1) meeting during 2004.  The Committee; (1) oversees matters relating to employment, compensation and management performance of key executive officers; (2) formally evaluates the performance of the President/CEO annually; (3) makes recommendations to the full Board for compensation and other benefits, including incentives, deferred compensation plans and stock options for the President/CEO and other key executive officers; (4) makes recommendations for the nomination of directors to the full Board, (5) reviews and makes recommendations to the Board regarding retirement policies or any other policies relating to Board members; and (6) makes recommendations regarding fees, stock option grants and other benefits for the Directors.  All of the members of the Executive/ Directors Resources and Nominating Committee, with the exception of Mr. Doyle, are independent directors as defined under the rules of The NASDAQ Stock Market, Inc. as currently in effect.

The Committee adopted a charter on February 18, 2004 which outlines its policy with respect to considering director candidates.  A copy of the Nominating Committee charter was included in the 2004 Proxy Statement as Appendix A.

The Committee considers suggestions from many sources, including shareholders, regarding possible candidates for director.  In order for shareholder suggestions regarding possible candidates for director to be considered by the Committee, such information should be provided to the Committee in writing at least 60 days prior to the date of the next scheduled annual meeting.  Shareholders should include in such communications the name and biographical data of the individual who is the subject of the communication and the individual’s relationship to the shareholder.  The Committee does not set specific criteria for directors but believes the Company is well served when its directors bring to the Board a variety of experience and backgrounds, evidence leadership in their particular fields, demonstrate the ability to exercise sound business judgement and have substantial experience in business and outside the business community in, for example, the academic or public communities.  The Committee considers shareholder nominees for director in the same manner as nominees for director from other sources.  As set forth in the Notice of Annual Meeting that accompanies this Proxy Statement, the Company’s Bylaws requires that notice of intention to make any nomination must be delivered to the President of the Corporation on a timely basis and must contain certain information.  Please refer to the Notice of Annual Meeting.  Any such notices will be forwarded to the Committee.

Strategic Planning Committee

The Committee develops, along with the Board and management, the Company’s Strategic Plan and is to provide overall strategic planning direction for the Company.  It’s responsibilities include overseeing the Bank’s planning process and implementation of the strategic plan, reviewing potential locations for offices of the Bank, overseeing premises-related matters, and reviewing feasibility of potential mergers/acquisitions.  Members of the Strategic Planning Committee are McMurray, Chairman; Cunningham, Darden, Doyle, McDonald, and Smittcamp.  The Committee met four (4) times in 2004.

Audit/Compliance Committee

The Audit/Compliance Committee of the Company’s Board of Directors is composed of Mr. McDonald as Chairman, Ms. Rogers and Messrs. Cunningham, Cox and Weirick.  All of the members of the Audit/Compliance Committee are independent directors as defined under the rules of The NASDAQ Stock Market, Inc. as currently in effect.  The Board of Directors has determined that Mr. Cunningham is an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules.

The Company’s Audit/Compliance Committee held twelve (12) meetings during 2004.  The functions of the Audit/Compliance Committee are to recommend the appointment of and to oversee a firm of independent public accountants who audit the books and records of the Company for the fiscal year for which they are appointed, to approve each professional service rendered by such accountants and to evaluate the possible effect of each such service on the independence of the Company’s accountants.  The Audit/Compliance Committee also reviews internal controls and reporting procedures of the Bank’s branch offices and periodically consults with the independent auditors with regard to the adequacy of internal controls.

Report of Audit Committee

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY’S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

The Audit/Compliance Committee of the Central Valley Community Bancorp Board of Directors (the “Audit Committee”) is composed of five independent directors and operates pursuant to a Charter that was adopted by the Board on January 18, 2004 The members of the Audit Committee are Steven D. McDonald (Chair), Daniel N. Cunningham, Wanda L. Rogers, Sidney B. Cox, and Joseph B. Weirick. The Audit Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company’s independent accountants.

The function of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, and maintaining appropriate accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The independent auditors are responsible for planning and carrying out appropriate audits and reviews, auditing the Company’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with the independent auditors, with, and without, management present.  The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect.  The Committee has also discussed with management and the independent auditors the quality and adequacy of the internal controls of the Company.  Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and written confirmations from management with respect to information technology consulting services relating to financial information systems design and implementation, and internal audit services provided by the auditors, has considered whether the provision of information technology consulting services relating to financial information systems design and implementation and internal audit and other non-audit services by the independent auditors to the Company is compatible with maintaining the auditor’s independence and has discussed with the auditors the auditors’ independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect to auditor independence.  Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Company’s auditors are in fact “independent”.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004 to be filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE
OF THE COMPANY’S BOARD OF DIRECTORS

Steven D. McDonald (Chairman)
Daniel N. Cunningham
Wanda L. Rogers
Sidney B. Cox
Joseph B. Weirick	March 31, 2005

CODE OF ETHICS AND CONDUCT

The successful business operation and reputation of Central Valley Community Bancorp is built upon the principles of fair dealing and ethical conduct of all our employees.  Shareholders and our employees look to and have the expectation that our chief executive officer, chief financial officer and all senior officers set highest standards of conduct promote:

•                  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•                  Full, fair, accurate, timely, and understandable disclosure in reports and documents that are filed with, or submitted to, the Securities Exchange Commission, and in other public communications made by the Company.

•                  Compliance by Central Valley Community Bancorp with all applicable laws and regulations and the conduct of the Company’s business by its directors, officers and employees in accordance with the letter, spirit, and intent of all relevant laws and that they will refrain from any illegal, dishonest, or unethical conduct.

•                  The prompt internal reporting to Chairman of the Board of Directors of any violations of the code, and

•                  Accountability for adherence to the code.

Our reputation for integrity and excellence requires careful observance of the spirit and letter of all applicable laws and regulations, as well as a scrupulous regard for the highest standards of conduct and personal integrity.  The continued success of Central Valley Community Bancorp is dependent upon our shareholders’ and customers’ trust and we are dedicated to preserving that trust.

A copy of the Company’s Code of Ethics and Conduct may be requested by writing Cathy Ponte, Assistant Corporate Secretary, Central Valley Community Bancorp, 600 Pollasky Avenue, Clovis, California, 93612 and may also be accessed electronically at the Company website at www.cvcb.com.

SHAREHOLDER COMMUNICATION

The Board of Directors does not have a formal process for shareholders to send communications to the Board.  However, shareholders may send recommendations for director nominees or other communications to the Board of Directors or any individual director at the following address.  All communications received are reported to the board or the individual directors:

Board of Directors (or Executive/Directors Resources and Nominating Committee, or name of individual director)

C/o Cathy Ponte

Assistant Corporate Secretary

Central Valley Community Bancorp

600 Pollasky Avenue

Clovis, California 93612

DIRECTOR ATTENDANCE AT SHAREHOLDER MEETINGS

The Company does not have a policy which specifically addresses director attendance at shareholder meetings.  However, eight (8) directors were in attendance at the 2004 Annual Meeting of Shareholders on May 19, 2004.

EXECUTIVE COMPENSATION

Summary of Compensation

The following table sets forth a summary of the compensation paid by the Company or the Bank during each of the last three completed fiscal years for services rendered in all capacities to Daniel J. Doyle, President and Chief Executive Officer, Gayle Graham, Senior Vice President and Chief Financial Officer, Gary Quisenberry, Senior Vice President, Commercial and Business Banking, Thomas L. Sommer, Senior Vice President and Credit Administrator, and Shirley Wilburn, Senior Vice President, Consumer and Retail Banking (the “Named Executive Officers”).  No other executive officer of the Company or the Bank earned in excess of $100,000 during the 2004 fiscal year.

Summary Compensation Table

						Long Term Compensation
		Annual Compensation				Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)		Securities Underlying Options (#)	All Other Compensation ($)
Daniel J. Doyle, President and Chief Executive Officer	2004	$220,000	$140,000	$4,130		-0-	$40,539	(2)
	2003	$200,000	$120,000		(1)	5,000	$36,438
	2002	180,000	113,000		(1)	-0-	31,655
Gary Quisenberry, Senior Vice President, Commercial and Business Banking (7)	2004	$139,167	$50,781		(1)	-0-	$13,545	(3)
	2003	$130,500	$51,514		(1)	2,000	$14,199
	2002	118,833	49,083		(1)	4,000	10,580
Thomas L. Sommer, Senior Vice President and Credit Administrator	2004	$120,700	$45,535		(1)	-0-	$12,785	(4)
	2003	$109,733	$44,377		(1)	2,000	$13,108
	2002	100,400	41,141		(1)	4,000	11,407
Gayle Graham, Senior Vice President and Chief Financial Officer	2004	$120,400	$45,659		(1)	-0-	$11,868	(5)
	2003	$113,233	$43,548		(1)	2,000	$12,221
	2002	105,308	38,182		(1)	4,000	12,013
Shirley Wilburn, Senior Vice President, Consumer and Retail Banking (8)	2004	$116,142	$43,319		(1)	-0-	$13,511	(6)
	2003	$109,267	$42,938		(1)	2,000	$14,211
	2002	101,633	41,473		(1)	4,000	7,662

(1)                                  Certain incidental personal benefits to Named Executive Officers (not otherwise disclosed herein) may result from expenses incurred by the Company in the interest of attracting and retaining qualified personnel.  With respect to each Named Executive Officer, the aggregate amount of such compensation for the fiscal year indicated did not exceed the lesser of $50,000 or ten percent (10%) of the compensation reported in the Summary Compensation Table for such Named Executive Officer.

(2)                                  Includes, for 2004, directors’ fees of $14,200, $10,227 in life insurance premiums, and $16,112 contributed to the Bank’s Salary Deferral Plan for Mr. Doyle’s account.

(3)                                  Includes, for 2004, $12,360 contributed to the Bank’s Salary Deferral Plan for Mr. Quisenberry’s account and $1,185 in life insurance premiums

(4)                                  Includes, for 2004, $10,684 contributed to the Bank’s Salary Deferral Plan for Mr. Sommer’s account and $2,101 in life insurance premiums.

(5)                                  Includes, for 2004, $10,580 contributed to the Bank’s Salary Deferral Plan for Ms. Graham’s account and $1,283 in life insurance premiums.

(6)                                  Includes, for 2004, $3,022 in life insurance premiums and $10,489 contributed to the Bank’s Salary Deferral Plan for Ms. Wilburn’s account.

(7)                                  Mr. Quisenberry is an officer of the Bank only.

(8)                                  Mrs. Wilburn is an officer of the Bank only.

Stock Option Plans

Central Valley Community Bancorp 2000 Stock Option Plan

The Central Valley Community Bancorp 2000 Stock Option Plan (the “2000 Plan”) was adopted on November 15, 2000 and is designed to attract, retain and motivate employees, directors and consultants of the Company and the Bank by providing added incentives to enlarge their proprietary interest in the Company, to increase their efforts on behalf of the Company and the Bank, and to continue their association with the Company and the Bank.  The 2000 Plan was approved by the Company’s shareholders at the Company’s 2001 Annual Meeting of Shareholders.  The 2000 Plan permits the granting of nonqualified stock options and incentive stock options during a period of ten years from the date of adoption by the Board of Directors.  The 2000 Plan is administered by the Board of Directors, which receives recommendations from the Executive/Directors Resources and Nominating Committee.

The total number of shares reserved for issuance under the 2000 Plan is 525,724, subject to adjustment if the outstanding shares of Company Common Stock are increased, decreased, or changed into or exchanged for a different number or kind of shares or securities of the Company, through a reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Company. Under the 2000 Plan, all options are granted at an exercise price of not less than 100% of the fair market value of the Company Common Stock at the time the option is granted. The 2000 Plan provides for the granting of options for exercise periods of up to ten years from the date of the grant, with the exact exercise period to be determined by the Board of Directors. The exercise period of an incentive stock option granted to an individual who owns more than 10% of the total combined voting power of all classes of stock of the Company may not exceed five years. As of December 31, 2004, options available for future granting total 103,820 shares of Company Common Stock.

On February 16, 2005, the Executive and Directors Resource Committee (“Committee”) of the Board of Directors of Central Valley Community Bancorp recommended to the Board of Directors, and the Board approved, the acceleration of the vesting of all the currently outstanding options held by the members of the Board of Directors and certain members of senior management.  The Board believes it was in the best interest of the shareholders to accelerate these options, as it will have a positive impact on the earnings of the Company over the previously remaining vesting period of approximately 3 years.  Under recently issued accounting pronouncements the Company would have been required to recognize compensation expense related to these options as they vested which would reduce net income.

The average term of the Board of Directors is 16.5 years.  In the opinion of the Company, it is expected that each of the individuals whose option vesting has been accelerated will remain with the Company over the full term of the original vesting period.  As of February 16, 2005, the accelerated options represent approximately 50% of the unvested options outstanding.  At December 31, 2004, the amount that would have been expensed for all unvested options if the Company had recorded compensation expense using the fair value method under FASB 123 was $250,000.  The other terms of each of the option grants will remain unchanged.

Central Valley Community Bank 1992 Stock Option Plan

The Bank established the 1992 Plan, in which directors, officers and employees of the Bank are eligible to participate.  Pursuant to the terms of the Plan of Reorganization and Merger Agreement by which the Company became the sole shareholder of the Bank, the Company agreed to issue shares of Company Common Stock upon the exercise of options outstanding under the

1992 Plan.  As of December 31, 2003, there were options to purchase 129,780 shares of Company Common Stock outstanding under the 1992 Plan.  No further options will be granted under the 1992 Plan.

The following chart provides information as of December 31, 2004 concerning the Company’s Stock Option Plans, the Company’s only equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	526,430	$9.38	103,820
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	526,430	$9.38	103,820

II.                                     Stock Option Grants and Exercises

Central Valley Community Bancorp 2000 Stock Option Plan

Stock Option Grants

There were no options granted in fiscal year ending December 31, 2004.

Aggregated Stock Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table reflects certain information regarding the exercise of stock options under the 1992 Plan or the 2000 Plan during the year ended December 31, 2004, as well as information with respect to unexercised options held at such date by the Named Executive Officers.

Aggregated Option/SAR Exercises and FY-End Option/SAR Values

			Number of securities underlying unexercised options at fiscal year-end (#)	Value of unexercised in-the- money options at fiscal year- end ($) (2)
Name	Shares acquired on exercise (#)	Value Realized ($)	Exercisable/ Unexercisable (1)	Exercisable/ Unexercisable
Daniel J. Doyle	-0-	-0-	103,250 / 26,750	$1,599,913 / $401,288
Gary Quisenberry	-0-	-0-	17,200 / 8,800	$268,456 / $115,144
Thomas L. Sommer	-0-	-0-	25,400 / 6,200	$380,232 / $72,254
Gayle Graham	1,158	$17,798	25,210 / 6,600	$371,524 / $78,882
Shirley Wilburn	-0-	-0-	9,200 / 8,800	$141,608 / $116,360

(1)          On February 16, 2005, the Board of Directors approved acceleration of the vesting of all currently outstanding options held by members of senior management.  All agreed to the accelerated vesting, except for Dan Doyle who agreed to acceleration of 1,845 options.

(2)          Based on a bid price per share at December 31, 2004 of $23.39.

Employment Contract and Salary Continuation Agreement for President and Chief Executive Officer

The Bank entered into an employment agreement with Mr. Doyle in 1998, pursuant to which Mr. Doyle is employed as President and Chief Executive Officer of the Bank.  The agreement provided that the initial term of the agreement would end on December 31, 2001, but also provided that the agreement will be renewed annually for additional one-year terms unless terminated by either party not later than sixty days prior to the end of the particular term.  The agreement provided for Mr. Doyle’s base salary to be set after the 1998 and 1999 terms by the Board of Directors at no less than $160,000.  For fiscal year 2004 Mr. Doyle’s base salary was $220,000. The Board of Directors has set Mr. Doyle’s base salary for 2005 at $260,000.

Additionally, Mr. Doyle’s employment agreement provided that for years after 1998 Mr. Doyle would receive a target bonus of a percentage of his salary, based on the achievement by year-end of certain performance goals.  For fiscal years 2004 and 2003, Mr. Doyle received a bonus of $140,000 and $120,000, respectively. The Board of Directors provided that for both 2004 and 2003, Mr. Doyle would be entitled to receive a target bonus of 40% of salary.  The bonus is allocated as follows: 1) 70% of the bonus is based on the Company reaching certain financial targets; and 2) 30% is based on shareholder value and management components.  Additionally, the total can be modified up or down based upon results of annual regulatory examinations. Mr. Doyle’s performance in 2004 and 2003 exceeded the goals established for those years, and therefore, per the terms of the employment agreement, the bonuses paid to Mr. Doyle during those years exceeded the target bonus percentages specified in the employment agreement.  For further fiscal years, the specific goals for the bonus shall be set by mutual agreement of the Board of Directors and Mr. Doyle.  The Board of Directors set the target bonus for 2005 at 45% of his salary.  The actual bonus Mr. Doyle may receive under the employment agreement for his performance during 2005 may be higher or lower than the target bonus of 45% of his base salary for 2005 depending on actual performance.

The employment agreement with Mr. Doyle also provided for: (a) a Bank-paid membership in a local country club; (b) an automobile allowance of $1,000 per month; (c) participation in medical, dental and similar plans offered by the Bank for Mr. Doyle and his dependents, as well as Bank-paid term life insurance coverage of at least $100,000; and (d) four weeks of vacation annually.

The employment agreement with Mr. Doyle is terminable by the Bank at any time for “cause,” as defined in the agreement, upon which Mr. Doyle would be eligible to receive no payments or benefits other than those accrued through the date of termination.  The agreement provides for termination upon the disability of Mr. Doyle under certain circumstances, as well as the payment of Mr. Doyle’s salary for six months following such disability if certain conditions are met.  The Bank may terminate Mr. Doyle’s employment without cause, in which case, Mr. Doyle would be entitled to continue to receive payments based on his base salary for two years, subject to his finding comparable employment.  In the event of a merger in which the Bank is not the surviving entity or a change in control of 50% or more of the Common Stock of the Bank (other than as a result of the organization of a holding company for the Bank) (a “Reorganization”), then the employment agreement shall not be terminated but instead the surviving or resulting corporation or the transferee of the Company’s stock or assets (the “Successor”) shall be bound by the employment agreement.  However, in the event that Mr. Doyle elects to leave the employ of the Successor, he will be entitled to a lump sum severance payment equal to two times the average total annual cash compensation paid to him by the Bank during the most recent three fiscal years.  Additionally, during the 24 months following a Reorganization, Mr. Doyle will be entitled to receive the lump sum payment mentioned in the preceding sentence upon a demotion in title, decrease in total compensation, material changes in duties and authority and/or change in office location of more than 30 miles from Clovis, California.

On July 17, 2002 the Bank and Mr. Doyle entered into an amendment to the employment agreement pursuant to which Mr. Doyle is employed as President and Chief Executive Officer of the Bank.  The amendment added a provision to the employment agreement that requires, if any payment or other distribution under the employment agreement becomes subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, Mr. Doyle shall be entitled to receive an additional payment in an amount sufficient to pay all sums due as a result of the imposition of the excise tax.  If the sum of the payments to be made to Mr. Doyle under the employment agreement does not exceed 110% of the amount that would give rise to the imposition of an excise tax payment, the amendment results in no such additional payment and a reduction in the overall payments to be received by Mr. Doyle in the ordinary course of the employment agreement.  The amendment provides that all determinations of the necessity for additional payments shall be made, at the cost of the Bank, by a certified public accounting firm selected by the Bank and acceptable to Mr. Doyle.

In 2000, the Bank and Mr. Doyle entered into an Executive Salary Continuation Agreement (the “Salary Continuation Agreement”) and a Life Insurance Endorsement Method Split Dollar Plan Agreement (the “Life Insurance Agreement”) (collectively, the “Agreements”).  On October 16, 2002, the Salary Continuation Agreement was amended to add a provision similar to the provision added to his employment agreement, as described above, regarding an additional payment to be made to Mr. Doyle in an amount sufficient to pay all sums due as a result of the imposition of any excise tax in connection with his receipt of any payment or other distribution under his employment agreement.

In 2003, the Bank and Mr. Doyle agreed to amend the Agreements.  The Agreements, as amended, provide the following benefits for Mr. Doyle.

The Salary Continuation Agreement provides for payment by the Bank to Mr. Doyle of $150,000 annually for 15 years, in the event of Mr. Doyle’s normal retirement on or after December 31, 2010.  Reduced salary continuation benefits are also payable upon his early retirement after age 60 or upon his disability before December 31, 2010.  Benefits are payable in a lump sum following an involuntary termination (other than for cause) or a change of control before December 31, 2010.  Normal retirement, early retirement, and disability salary continuation benefits are increased each year by 3% from the previous year’s benefit amount.

If Mr. Doyle dies before he reaches age 79, any salary continuation payments cease or, if he dies before such payments have begun, the salary continuation is forfeited under the Life Insurance Agreement.  In that event, Mr. Doyle’s beneficiaries will receive a lump sum death benefit.  The amount of the death benefit depends on Mr. Doyle’s age at death.  The maximum death benefit under the Life Insurance Agreement and associated term life insurance is approximately $1.6 million at age 65, and the death benefit is reduced if Mr. Doyle’s death occurs after age 65.

Benefits under the Salary Continuation Agreement shall be paid from the general funds of the Bank.  Mr. Doyle’s benefits under the Salary Continuation Agreement were vested 40% as of December 31, 2004, and will continue to vest at a rate of 10% per year thereafter.

Effective February 1, 2005, the Bank and Mr. Doyle agreed to amend the Agreements, as amended, in order to comply with the American Jobs Creation Act of 2004.

The Salary Continuation Agreement specifically provides that the Bank has no obligation to fund the obligations to pay the retirement or lump sum benefits described therein.  However, as noted above, coincident with the execution of the Salary Continuation Agreement the Bank and Mr. Doyle entered into the Life Insurance Agreement.  The Bank purchased a flexible premium adjustable life insurance policy insuring the life of Mr. Doyle.  The Bank owns the flexible premium adjustable life policy and is entitled to the policy’s cash value.  The Bank also pays the premium on $700,000 of term life insurance on the life of Mr. Doyle, the beneficiaries of which are designated by Mr. Doyle.

Salary Deferral Plan

The Bank adopted a Salary Deferral Plan, effective as of January 1, 1983, for the benefit of its employees.  The Salary Deferral Plan is intended to qualify for favorable tax treatment under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986 (the “Code”), commonly referred to as a “401(k) plan”.  The Salary Deferral Plan has two components consisting of a deferred salary portion and a profit sharing portion. The purpose of the Salary Deferral Plan is to provide eligible employees of the Bank with a means of deferring a portion of their compensation to encourage retirement savings, to enable them to share in profits of the Bank, and to provide benefits in the event of death or disability.

Under the profit sharing portion of the Salary Deferral Plan, the Bank may, but is not required to, make annual profit-sharing contributions to the Salary Deferral Plan.  For fiscal year 2004, the Bank made a $105,000 profit sharing contribution.  Additionally, under the deferred salary portion of the plan, the Bank may elect to make a matching contribution to the participants’ accounts. The matching contribution is announced by the Bank at the beginning of the plan year. In 2004, the Bank made a 100% matching contribution on all deferred amounts up to 3% and a 50% match on the next 2% of eligible compensation, totaling $188,000.  For 2005, the Bank announced a 100% matching contribution on all deferred amounts up to 3% of eligible compensation and a 50% match on the next 2% of eligible compensation deferred.

Deferred Compensation Agreements

Six of the Bank’s non-employee directors have entered into deferred compensation agreements with the Bank, electing to defer some or all of their fees in exchange for the Bank’s promise to pay a deferred benefit in the future.  A deferred compensation agreement allows a non-employee director to reduce current taxable income in exchange for larger payments at retirement, when the recipient could be in a lower tax bracket.  Deferred director fees are expensed by the Bank and are set aside in a separate liability account.  Credited on the account balance at a rate determined annually by the Board of Directors, interest on deferred fees continues to accrue until the director’s service terminates and payment of benefits commences.  Payment of accrued benefits, represented by the account balance, can be made in a lump sum or in installments, at each participating director’s election.  After retirement, benefit payments are taxable income to the participating director and are deductible expenses to the Bank as they are paid.  The deferred compensation arrangement with non-employee directors is an unfunded plan, which means that a participating director has no rights beyond those of a general creditor of the Bank, and no specific Bank assets are set aside for payment of account balances.  A director whose service terminates for cause forfeits all accrued interest and is entitled solely to the fees previously deferred.

The Bank has a universal life insurance policy insuring the life of each participating director.  The Bank is the owner of each policy.  Each non-employee director who has entered into a deferred compensation agreement has also entered into a related Split Dollar Agreement and Endorsement.  Under the latter Split Dollar Agreement and Endorsement, the Bank and each participating director agree to a division of death benefits under the life insurance policies.  A Split Dollar Agreement and Endorsement provides that a director’s designated beneficiary(ies) is entitled at the director’s death to receive life insurance proceeds:

(a)          In an amount intended to approximate the projected deferred compensation agreement account balance at the director’s retirement, if the director dies before terminating service with the Bank.

(b)         In an amount intended to approximate the deferred compensation agreement account balance remaining unpaid, if the director dies after terminating service with the Bank.

In either case, the Bank’s obligations under a deferred compensation agreement are extinguished by the director’s death.  The Bank is entitled to any insurance policy death benefits remaining after payment to the director’s beneficiary(ies).  The Bank expects to recover in full from its portion of the policies’ death benefits all life insurance premiums previously paid by the Bank.  The policies serve informally as a source of financing for the Bank’s deferred compensation obligations arising out of a director’s death before retirement, as well as an investment to finance post-retirement payment obligations.  Although the Bank expects the policies to serve as a source of funds for death benefits payable under the deferred compensation agreements, as noted above the directors’ contractual entitlements are not funded.  These contractual entitlements remain contractual liabilities of the Bank, payable after the directors’ termination of service.

Senior Management Incentive Plan

The Board of Directors of the Bank approved a Senior Management Incentive Plan (“SMIP”) effective January 1, 1999 for the purpose of advancing the interests of the Bank and its shareholders through annual incentive compensation that will attract, retain and motivate key executives of the Bank.  The Board of Directors has discretion to determine which executives are eligible to participate in the SMIP, to determine the bases for and the amount of any incentive awards (based generally on Board-established targets) and to consider any additional or extraordinary performance factors for a particular participant.  Mr. Doyle does not participate in the SMIP.

The Board of Directors allocated contributions to the SMIP for the fiscal year ended December 31, 2004 and, accordingly, payments were made to executives who are participants in the SMIP totaling $185,294, which are included under Bonus in the Summary Compensation Table.

Senior Management Executive Salary Continuation Agreements

The Board of Directors of the Bank effective June 1, 2000, adopted and entered into Executive Salary Continuation Agreements (each, a “Salary Continuation Agreement” and collectively, the “Salary Continuation Agreements”) for senior management executives.  The Salary Continuation Agreements provide for an annual payment for a period of time following retirement from service as an executive of the Bank. The Salary Continuation Agreements terminate upon death prior to retirement, voluntary termination of service prior to retirement, or involuntary termination of service for cause.  The Salary Continuation Agreements provide for payment of a lump sum in the event of a Change Of Control of the Bank, defined as the cumulative transfer of more than fifty percent (50%) of the voting stock of the Bank.

Effective February 1, 2005, the Bank agreed to amend the Salary Continuation Agreements, (each, an “Amendment No. 1” and collectively, “Amendment No. 1 to Salary Continuation Agreements”) in order to comply with the American Jobs Creation Act of 2004 and effect additional retirement benefits for each of the participants.

Each person’s annual benefit is determined at the time of retirement, on the basis of (i) the individual’s age upon retirement, (ii) the percentage of benefit vested upon retirement, and (iii) the maximum annual benefit assigned in the individual’s Salary Continuation Agreements.

The table below details each participants benefit information under the Salary Continuation Agreements and Amendment No. 1:

Name	Retirement Age	Accrued liability balance 12/31/2004	Initial Annual Benefit (1)	Benefit Payment Duration	Total Benefits (10)
Gary Quisenberry (1) (4)	65	$65,087	$40,000	15	$465,793
Gary Quisenberry (2) (5)	65	$—	$10,000	15	$97,190
Tom Sommer (1) (4)	65	$98,744	$40,000	15	$465,793
Tom Sommer (2) (5)	65	$—	$10,000	15	$97,190
Gayle Graham (1) (6)	65	$134,416	$40,000	15	$465,793
Gayle Graham (2) (7)	65	$—	$10,000	15	$97,190
Shirley Wilburn (3) (8)	65	$211,237	$40,000	15	$465,793
Shirley Wilburn (2) (9)	70	$—	$10,000	15	$97,190

(1)  Under Executive Salary Continuation Agreement (“Agreement”) dated June 7, 2000

(2)  Under Amendment No. 1 to Salary Continuation Agreement (“Amendment No. 1”) dated February 1, 2005

(3)  Under Executive Salary Continuation Agreement (“Agreement”) dated April 1, 2001

(4) Messrs. Quisenberry and Sommer’s benefits under their Agreements are subject to an annual vesting percentage of 10% for each full year of service from the second anniversary of the effective date of the agreement.

(5) Messrs. Quisenberry’s and Sommer’s benefits under their Amendment No. 1 are subject to annual vesting of 20% for the first full year of service from the anniversary of the effective date of Amendment No. 1, an additional 20% on each of the second and third anniversaries of the Amendment No. 1 and 10% per year thereafter on each anniversary of the Amendment No. 1 until fully vested.

(6) Ms. Graham’s benefits under her Agreement are subject to an annual vesting percentage of 10% for each full year of service from the first anniversary of the effective date of the agreement.

(7) Ms. Graham’s benefits under her Amendment No. 1 are subject to an annual vesting of 20% for each full year of service for the first four years and then vest at 10% per year thereafter on each anniversary of the Amendment No. 1 until fully vested.

(8) Mrs. Wilburn’s benefits under her Agreement, vest 40% on the third anniversary of employment with the Bank, an additional 10% on each of the fourth and fifth anniversaries of employment, and additional 20% on the sixth anniversary and an additional 10% on each of the seventh and eighth anniversaries of employment.

(9) Mrs. Wilburn’s benefits under her Amendment No. 1 are subject to an annual vesting of 10% for each full year of service until fully vested.

(10) The Agreements and Amendment No. 1 provide that for each year that the executive receives the annual benefit, the annual benefit amount shall be increased by three percent (3%) from the previous year’s benefit amount.

The Salary Continuation Agreements specifically provide that the Bank has no obligation to fund the obligations to pay the retirement or lump sum benefits described therein.  However, coincident with the execution of the Salary Continuation Agreements the Bank and each of Ms. Graham, Mrs. Wilburn and Messrs. Quisenberry and Sommer entered into a Life Insurance Endorsement Method Split Dollar Plan Agreement effective June 1, 2000 and amended effective February 1, 2005.  The Bank purchased flexible premium adjustable life insurance policies insuring the life of each participant.  The Bank owns the policies and is entitled to the policies’ cash value.  The participant’s beneficiaries are entitled to a share of the death proceeds should the participant die before attaining the maximum benefit age as defined in the Salary Continuation Agreements or be retired from the Bank and die on or subsequent to attaining the maximum benefit age or die after involuntary termination from the Bank.

Compensation of Directors

The Board of Directors of the Company has not approved payment of fees in connection with attendance at Company Board or Board Committee meetings.

The Chairman of the Board of the Bank receives $1,680 and all other directors of the Bank receive $1,200 per month for Board meeting attendance.

Aggregate Bank directors’ fees in the sum of $133,480 were paid (including amounts deferred under Deferred Compensation Agreements between the Bank and certain of its directors) during the fiscal year ended December 31, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have been no material transactions, except as disclosed below, since January 1, 2004, nor are there any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any director, executive officer, five-percent shareholder or any member of the immediate family of any of the foregoing persons had, or will have, a direct or indirect material interest.

Reimbursement and Tax Sharing Agreement

The Company has entered into an agreement with the Bank pursuant to which the Bank has agreed to reimburse the Company for certain expenses incurred by the Company in rendering management services on terms and conditions consistent with the requirements of Section 23A of the Federal Reserve Act and Federal Reserve Regulation W. In addition, the Company has entered into a tax sharing agreement with the Bank providing for the allocation of tax obligations among the Company and the Bank in compliance with regulatory requirements.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”).  Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  To the best knowledge of the Company, the only greater than ten-percent holder of the Company’s Common Stock is Mr. Louis McMurray and his related interests.  See Principal Shareholders.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 4 and 5 were required for those persons, the Company believes that for the 2004 fiscal year, the officers and directors of the Company complied with all applicable filing requirements.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Perry-Smith LLP, which served the Company as independent public accountants for 2004, has been selected by the Audit Committee of the Board of Directors of the Company to be the Company’s independent public accountants for 2005.  All Proxies will be voted “FOR” ratification of such selection unless authority to vote for the ratification of such selection is withheld or an abstention is noted.  If the nominee should unexpectedly for any reason decline or be unable to act as independent public accountants, the Proxies will be voted for a substitute nominee to be designated by the Audit Committee.

Representatives from the accounting firm of Perry-Smith LLP will be present at the meeting, will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The following presents fees billed for the years ended December 31, 2004 and 2003 for professional services rendered by the Company’s independent public accountants in connection with the audit of the Company’s consolidated financial statements and fees billed by the Company’s independent public accountants for other services rendered to the Company.

FEES	2004	2003
Audit Fees (1)	$106,700	$100,335
Audit-Related Fees	$27,600	-0-
Tax Fees (2)	$26,700	$17,725
All Other Fees (3)	$25,000	$72,985

(1)          Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements and review of financial statements included in the Company’s quarterly reports.  The audit fees also consist of services normally provided in connection with statutory and regulatory filings or engagements.

(2)          Audit-related fees represent fees for professional services such as merger-related services and technical accounting, consulting and research.

(3)          Tax service fees consist of compliance fees for the preparation of original and amended tax returns, claims for refunds and tax payment-planning services.  Tax service fees also include fees relating to other tax advice, tax consulting and planning other than for tax compliance and preparation.

(4)          All other fees in 2004, consisted primarily of consulting services for the Company’s strategic plan.  In 2003, other fees were for consulting services for strategic planning, operational review and compilation of a compensation survey.

The Audit/Compliance Committee has determined that the provision of services, in addition to audit services, rendered by Perry-Smith LLP and the fees paid therefor in fiscal years 2004 and 2003 were compatible with maintaining Perry-Smith LLP’s independence.

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF PERRY-SMITH LLP AS THE COMPANY’S INDEPENDENT AUDITORS. APPROVAL OF THE PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES REPRESENTED AND VOTING AT THE MEETING.

PROPOSAL NO. 3

APPROVAL OF THE CENTRAL VALLEY COMMUNITY BANCORP 2005 OMNIBUS INCENTIVE PLAN

Purpose

On March 16, 2005, the Board adopted the Central Valley Community Bancorp 2005 Omnibus Incentive Plan (2005 Incentive Plan), subject to shareholder approval, to promote the long-term interests of the Company and the Company’s shareholders by providing a means for attracting and retaining directors, independent contractors, officers and employees of the Company and its affiliated companies.  A copy of the 2005 Incentive Plan is attached to this Proxy Statement as Appendix A.

Administration

A committee consisting of two or more members of the Board (Committee), who are appointed by the Board, will administer the 2005 Incentive Plan.  The Committee has exclusive authority and discretion to determine when and to whom awards will be granted, the number of shares of the Company’s common stock (Shares) subject to the awards, and the terms and conditions of the awards under the 2005 Incentive Plan, including the circumstances under which awards will become vested and nonforfeitable.  The Committee also has the exclusive authority and discretion to interpret, establish regulations and make all determinations concerning the 2005 Incentive Plan.

Eligibility

Any director, independent contractor, officer or employee of the Company or any affiliated company selected by the Committee is eligible to receive an award under the 2005 Incentive Plan.  As of March 16, 2005, 161 directors, officers and employees were eligible to be selected by the Committee to receive awards under the 2005 Incentive Plan.

Awards

The following types of awards may be granted under the 2005 Incentive Plan:

A.                                   Stock Options

The Committee may grant stock options under the 2005 Incentive Plan.  Stock options granted under the 2005 Incentive Plan may be either incentive stock options (ISO), which may be granted only to employees and officers of the Company or an affiliated company, and which qualify for special tax treatment because they satisfy the requirements of section 422 of the Internal Revenue Code of 1986, as amended (Code), or nonstatutory stock options (NSO), which do not qualify for special tax treatment.  The holder of an option has the right to purchase the number of Shares at the exercise price and at the time specified by the Committee.  The exercise price determined by the Committee may not be less than one hundred percent (100%) of the market value of the underlying Shares on the date the option is granted, and, in the case of an ISO granted to a more than ten percent (10%) shareholder, may not be less than one hundred ten percent (110%) of the market value of the underlying Shares on the grant date.  The Committee determines the term of each option, provided that the term may not exceed ten (10) years, and, in the case of an ISO granted to a more than ten percent (10%) shareholder, may not exceed five (5) years.

A participant must enter into an agreement with the Company at the time that an option is granted, evidencing such terms and conditions of the option as the Committee, in its discretion, may determine.  A holder of an option is permitted to exercise the option only if he or she has been in continuous, uninterrupted service as a director, officer, independent contractor or employee of the Company or an affiliated company from the date of grant through the exercise date, which for an ISO means continuous uninterrupted employment with the Company or an affiliated company.

An option holder must pay the exercise price in cash or in Shares to the Company when the option is exercised.  If the holder ceases to be in continuous service other than by reason of death, disability or cause, but was eligible to exercise the option on the date of cessation of continuous service, he or she may exercise the option up to three (3) months after the cessation.  In the case of disability, a participant, or the participant’s beneficiary in the case of death, has up to one (1) year after the cessation to exercise the option to the extent that the participant was eligible to exercise the option on the date of cessation.  The right to exercise an option terminates immediately upon a cessation of service for cause.

Options are generally nontransferable.  However, an option held by a participant eligible to exercise the option on the date of death may be transferred by will or the laws of intestate succession, or, in the case of an NSO, pursuant to a qualified domestic relations order as defined in the Employee Retirement Income Security Act of 1974, as amended (ERISA).  The Committee reserves the right to extend the time periods after cessation of service during which an option can be exercised, but not beyond the maximum term.  The total market value of Shares exercisable by a holder of an ISO for the first time in any calendar year may not exceed one hundred thousand dollars ($100,000).

B.                                     Stock Appreciation Rights

The Committee may award stock appreciation rights (SAR) to eligible participants under the 2005 Incentive Plan.  An SAR entitles the holder, upon exercise, to payment (in cash and/or Shares) based upon the difference between the market value of the Shares on the exercise date and the grant price of those Shares.  SARs may be related to an option, in which case the holder may no longer exercise the related option to the extent the SAR is exercised and may no longer exercise the SAR to the extent that the option is terminated or exercised.

A participant must enter into an SAR agreement at the time of the award specifying the terms and conditions of the SAR, such as the grant price and term as determined by the Committee.  The term of the SAR may not exceed ten (10) years.  The holder must have been in continuous, uninterrupted service from the grant date through the exercise date in order to exercise an SAR and payment, if any is required, must be made to the Company at the time of exercise either in cash or Shares.  If the holder ceases to be in continuous service other than by reason of death, disability or cause, but was eligible to exercise the SAR on the date of cessation of continuous service, he or she may exercise the option up to three (3) months after the cessation.  In the case of disability, a participant, or the participant’s beneficiary in the case of death, has up to one (1) year after the cessation to exercise the SAR to the extent that the participant was eligible to exercise the SAR on the date of cessation.  The right to exercise an SAR terminates immediately upon cessation of service for cause.

SARs are generally nontransferable.  However, an SAR held by a participant eligible to exercise the SAR on the date of death may be transferred by will or the laws of intestate succession, or pursuant to a qualified domestic relations order as defined in ERISA.  The Committee reserves the right to extend the period after cessation of service during which an SAR may be exercised, but not beyond the maximum term.

C.                                     Restricted Stock

The Committee may award restricted Shares (Restricted Stock) under the 2005 Incentive Plan.  A holder of Restricted Stock may not sell or otherwise encumber the Shares during a period of time known as the “Restricted Period,” but otherwise is generally entitled to all of the rights appurtenant to the holders of such Shares, such as the right to receive any dividends paid and to vote the Shares.  However, the Committee shall determine in its sole discretion any additional restrictions that will apply to Shares of Restricted Stock, including, but not limited to, limitations on the right to vote or the right to receive a dividend on Shares of Restricted Stock.

The participant must enter into a Restricted Stock agreement at the time the Restricted Stock is awarded, specifying the terms and conditions of the award.  Restricted Stock is evidenced by a stock certificate or certificates, which are held by the Company, but registered in the name of the participant, referring to the restrictions applicable to the Shares.  At the end of the Restricted Period, shares are delivered to the participant.  A participant who ceases continuous and uninterrupted service, other than for reasons of death or disability, prior to the end of the Restricted Period forfeits any right to any Shares of Restricted Stock, except as otherwise determined by the Committee.  If a participant ceases continuous and uninterrupted service because of death or disability prior to the end of the Restricted Period, except as determined by the Committee, the restrictions on the Shares of Restricted Stock shall lapse and the Shares shall not be forfeited.

D.                                    Performance Awards

The Committee may grant performance awards under the 2005 Incentive Plan.  A performance award may be in the form of cash or Shares, including Restricted Stock.  The holder of a performance award has a right to receive payments upon the achievement of performance goals during periods of time specified by the Committee.  The Committee determines the performance goals to be achieved, the period during which those goals must be achieved, and the amount of the performance award, provided that the term of any performance award may not exceed ten (10) years.  The award agreement determines the rights of the holder of a performance award upon cessation of continuous and uninterrupted service.

E.                                      Shares Subject to the 2005 Incentive Plan

The maximum number of Shares that can be issued with respect to all awards under the 2005 Incentive Plan is 238,000 shares, counting Shares subject to related SARs and related options only once.  In addition, Shares underlying awards that have been terminated or forfeited without being exercised will again become available for grant under the 2005 Incentive Plan.  At no time will the total number of Shares subject to exercise under all outstanding awards and the total number of Shares provided under any stock bonus or similar Company plan exceed thirty percent (30%) of the outstanding Shares, determined in accordance with section 260.140.45 of the California Code of Regulations.  The Committee may not grant to any single participant options or SARs under the Plan for any calendar year in excess of one hundred thousand (100,000) Shares.

The Committee will make proportionate adjustments to the maximum aggregate number and classes of Shares, and the exercise price of the awards as it deems appropriate to reflect any change in the capitalization of the Company due to any recapitalization, stock split, stock dividend, merger, consolidation or split-up, combination or exchange of shares or other corporate reorganization.

The closing price of a Share of the Company’s common stock as reported on the Nasdaq Stock Market on March 16, 2005, was $23.37.

F.                                      Duration, Amendment and Termination of the 2005 Incentive Plan

The 2005 Incentive Plan is effective upon its adoption by the Board, subject to approval by the shareholders, and will continue in effect for ten (10) years unless terminated earlier by the Committee.

The Committee, in its sole discretion, may amend, alter, suspend, discontinue or terminate the 2005 Incentive Plan without the consent of the shareholders or the participants, except to the extent that shareholder approval is required by any applicable federal or state law or regulation, or the rules and regulations of the National Association of Securities Dealers, Inc. or any stock exchange on which Shares are listed.  The Committee may waive any conditions or rights of the

Company to modify or amend the terms of any outstanding award.  However, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding award without the consent of the participant or other holder.

The specific amount of benefits to be awarded to eligible participants cannot be determined at this time.

G.                                     Federal Income Tax Consequences

Options and SARs upon grant.  An optionee or holder is not subject to federal income taxation upon the grant of an option or SAR.

Options at exercise.  An optionee is not subject to federal income taxation upon the exercise of an ISO or until subsequent disposition of the Shares acquired upon exercise, provided the optionee does not dispose of the Shares within two (2) years of the date of the grant or one (1) year from the exercise date.  However, if the optionee disposes of the Shares at an earlier date (Disqualifying Disposition), he or she will have taxable income in the year of disposition equal to the difference between the market value on the date of disposition and the exercise price, or the difference between the market value on the exercise date and the exercise price, whichever is less.  The Company does not recognize a deduction at the time of exercise in the case of an ISO, unless there is a Disqualifying Disposition.  In the case of a Disqualifying Disposition of an ISO, the Company recognizes a deduction in the year of the disposition equal to the amount of income recognized by the optionee due to the disposition in the year of such disposition.

An optionee is subject to federal income taxation in the year he or she exercises an NSO based upon the difference between the market value of the underlying Shares on the exercise date and the exercise price at ordinary income tax rates.  The Company recognizes a deduction equal to the amount included in the income of the optionee in the year of exercise in the case of an NSO.

Options at subsequent disposition.  An optionee is subject to federal income tax upon the subsequent disposition of Shares acquired under an ISO based upon the difference between the market value of the Shares on the date of disposition and the option exercise price, generally at long-term capital gains tax rates, depending upon how long the Shares were held.  An optionee is also subject to federal income taxation upon the subsequent disposition of the underlying Shares of an NSO based upon the difference between the market value of the Shares on the disposition date and the exercise date, generally at capital gains tax rates, depending upon how long the Shares were held.

SARs at exercise.  The holder must recognize as ordinary income in the year of exercise the amount of cash or the fair market value of Shares received less any consideration paid for the Shares.

Tax treatment of awards other than options and SARs.  In the case of Restricted Stock, the holder must include in gross income the difference between the fair market value of the Shares at the time that the Shares are no longer subject to restrictions and the consideration, if any, paid for the Shares in the year that the Shares are no longer subject to restrictions.  The holder may instead elect to include in gross income in the year of the transfer the difference between the fair market value of the Shares on the date of the transfer and the consideration paid for the Shares.  Unless the holder makes the special election, the Company will generally be entitled to a deduction in the year that the Shares are no longer subject to restrictions equal to the amount included in the holder’s income.  In the case of performance awards, the holder must generally include in income the amount of any cash or the excess of the fair market value of any Shares over any consideration paid for the Shares in the year that the cash or Shares are received or the performance criteria on which receipt of the cash or Shares are satisfied.  The Company is entitled to a deduction for the year in which the income is recognized.

H.                                    Code Section 409A

Certain of the awards under the 2005 Incentive Plan, such as SARs that are paid in cash and performance awards, may be subject to Code section 409A.  Code section 409A provides that compensation deferred under certain arrangements will be included in gross income in the year in which that compensation is no longer subject to a substantial risk of forfeiture unless certain requirements are met, including elections, acceleration of payment and distributions.  If the requirements of Code section 409A are not met, compensation deferred in the year in which the requirements are not satisfied and all prior years under the arrangement are included in gross income, interest is imposed on the taxable amount from the date that the compensation would have been included in income, and an excise tax equal to twenty percent (20%) of the amounts included in income is assessed.

I.                                         New Plan Benefits

It is not possible to determine the benefits that will be received by eligible participants under the 2005 Incentive Plan because no awards have been granted under the 2005 Incentive Plan, and the Committee will determine, in its sole discretion, the number and types of awards to be granted under the 2005 Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE CENTRAL VALLEY COMMUNITY BANCORP 2005 OMNIBUS INCENTIVE PLAN AS DISCUSSED ABOVE.  APPROVAL OF THE PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES REPRESENTED AND VOTING AT THE MEETING.

OTHER INFORMATION

Availability of Form 10-KSB and Other Exchange Act Filings

The Company’s Common Stock is registered under Section 12(g) of the Exchange Act. A copy of the Company’s 2004 Annual Report on Form 10-KSB, including financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Section 13 of the Exchange Act, will be furnished without charge to any shareholder upon written request.  A copy may be requested by writing Cathy Ponte, Assistant Corporate Secretary, Central Valley Community Bancorp, 600 Pollasky Avenue, Clovis, California 93612.  Such reports and other information may also be accessed electronically at the Commission’s home page on the Internet at http://www.sec.gov.

SHAREHOLDER PROPOSALS

The 2006 Annual Meeting of Shareholders of the Company will be held on May 17, 2006.  December 2, 2005 is the date by which shareholder proposals intended to be presented at the 2006 Annual Meeting must be received by management of the Company at its principal executive office for inclusion in the Company’s 2006 proxy statement and form of proxy relating to that meeting.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the Annual Meeting.  If any other matter not mentioned in this proxy statement is brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto and in accordance with their judgment.

Dated: April 5, 2005	For the Board of Directors
Clovis, California
Daniel N. Cunningham
Chairman of the Board

APPENDIX A

CENTRAL VALLEY COMMUNITY BANCORP

2005 OMNIBUS INCENTIVE PLAN

i

CENTRAL VALLEY COMMUNITY BANCORP

2005 OMNIBUS INCENTIVE PLAN

A.                                   Plan Purpose

The purpose of the Plan is to promote the long-term interests of the Company and its stockholders by providing a means for attracting and retaining directors, independent contractors, officers and employees of the Company and its Affiliates.

B.                                     Definitions

The following definitions are applicable to the Plan:

“Affiliate” — means any “parent corporation” or “subsidiary corporation” of the Company as such terms are defined in section 424(e) and (f), respectively, of the Code.

“Award” — means the grant by the Committee under this Plan of an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Appreciation Right, Restricted Stock or a Performance Award, or any combination thereof, as provided in the Plan.

“Award Agreement” — means the agreement evidencing the grant of an Award made under the Plan.

“Board” — means the Board of Directors of the Company.

“Cause” — means termination of service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

“Code” — means the Internal Revenue Code of 1986, as amended.

“Committee” — means the Committee referred to in Article C hereof.  If at any time no Committee shall be in office, then the functions of the Committee specified herein shall be exercised by the Board.

“Company” — means Central Valley Community Bancorp and any successor thereto.

“Continuous Service” — means the absence of any interruption or termination of service as a director, independent contractor, officer or employee of the Company or an Affiliate, except that when used with respect to a person granted an Incentive Stock Option, Continuous Service means the absence of any interruption or termination of service as an employee of the Company or an Affiliate.  Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, its parent, its subsidiaries or its successor.

“Disability” – means, for purposes of Article F only, a Participant’s permanent and total disability within the meaning of section 22(e)(3) of the Code.  For all other purposes under the Plan, Disability means the permanent incapacity of a Participant, by reason of physical or mental illness, to perform his or her usual duties for the Company or an Affiliate, resulting in termination of his or her Continuous Service with the Company or an Affiliate.  For such purposes, Disability shall be determined by the Committee in a uniform and nondiscriminatory manner after consideration of such evidence as it may require, which shall include a report of such physician or physicians as it may designate.

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“ERISA” — means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” — means the Securities Exchange Act of 1934, as amended.

“Incentive Stock Option” — means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under section 422 of the Code.  Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed a Nonstatutory Stock Option.

“Market Value” — means the closing high bid with respect to a Share on the date in question on the Nasdaq Stock Market, or any similar system then in use, or, if the Shares are not then traded on the Nasdaq Stock Market or any similar system, the closing sales price on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Exchange Act on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the fair market value on such date of a Share as the Committee shall determine.

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“Nonstatutory Stock Option” — means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option under section 422 of the Code.

“Option” — means an Incentive Stock Option or a Nonstatutory Stock Option awarded to a Participant pursuant to Article E.1. hereof.

“Participant” — means any director, independent contractor, officer or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.

“Plan” — means this 2005 Omnibus Incentive Plan of the Company.

“Performance Award” — means an Award granted pursuant to Article E.4. hereof.

“Related” — means (i) in the case of a Stock Appreciation Right, a Stock Appreciation Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Stock Appreciation Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Stock Appreciation Right is exercisable, in whole or in part, in lieu thereof.

“Restricted Stock” — means Shares awarded to a Participant pursuant to Article E.3. hereof.

“Shares” — means the shares of common stock of the Company.

“Stock Appreciation Right” — means a stock appreciation right with respect to Shares granted by the Committee pursuant to Article E.2. hereof.

“Ten Percent Holder” — means any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company and any Affiliate.

C.                                     Administration

The Plan shall be administered by a Committee consisting of two or more members of the Board.  With respect to participation by individuals who are subject to section 16 of the Exchange Act, each member of the Committee shall be a “nonemployee director” as defined under Rule 16(b) of the Exchange Act or any similar or successor provision.  With respect to participation by individuals who may be considered “covered employees” under section 162(m) of the Code, each member of the Committee shall be an “outside director” as defined under section 162(m) of the Code and the regulations thereunder if the Plan is intended to qualify for an exemption under section 162(m)(4)(C) of the Code.  The members of the Committee shall be appointed by the Board.  Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (1) select Participants and grant Awards; (2) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (3) determine the terms and conditions upon which Awards shall be granted under the Plan, including the rate and circumstances under which such Awards become nonforfeitable; (4) prescribe the form and terms of instruments evidencing such grants; (5) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan; and (6) annually deliver financial statements of the Company to all Participants to whom such delivery is required by section 260.140.46 of the California Code of Regulations, or any successor statute or regulation.

A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

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D.                                    Shares Subject To Plan

1.                                       Subject to adjustment by the operation of Article G, the maximum number of Shares with respect to which Awards, including Incentive Stock Options, may be made under the Plan is 238,000 Shares.  Shares which are subject to Related Stock Appreciation Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded.  An Award shall not be considered to have been made under the Plan with respect to any Option or Stock Appreciation Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.  At no time shall the total number of Shares issuable upon exercise of all outstanding Awards and the total number of Shares provided for under any stock bonus or similar plan of the Company exceed thirty percent (30%) of the then outstanding Shares, calculated in accordance with the conditions and exclusions, and subject to the exceptions, contained in Rule 260.140.45 of the California Code of Regulations, or any successor statute or regulation.

2.                                       During any calendar year, no Participant may be granted Options and/or Stock Appreciation Rights under the Plan for a total of more than 100,000 Shares, subject to adjustment as provided in Article G.

E.                                      Awards

1.                                       Options.  The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

a.                                       Exercise Price.  The exercise price per Share for an Option shall be determined by the Committee; provided that, the exercise price thereof shall not be less than 100% of the Market Value of a Share on the date of grant of such Option; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the exercise price thereof shall not be less than 110% of the Market Value of a Share on the date of grant of such Option.

b.                                      Option Term.  The term of each Option shall be fixed by the Committee, but shall be no greater than ten years; provided that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the term of such option shall not exceed five years.

c.                                       Time And Method Of Exercise.  Except as provided in Article F.1., no Option granted hereunder may be exercised unless at the time the Participant exercises such Option, such Participant has maintained Continuous Service since the date of grant of such Option.  To exercise an Option under the Plan, the Participant to whom such Option was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option) together with full payment of the exercise price, if any, and to the extent notice is received by the Company.  Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

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d.                                      Option Agreements.  At the time of an Award of an Option, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

e.                                       Limitations On Value Of Exercisable Incentive Stock Options.  The aggregate Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

f.                                         Eligible Recipients Of Incentive Stock Options.  Incentive Stock Options may be granted by the Committee only to officers or employees of the Company or its Affiliates.

2.                                       Stock Appreciation Rights.  The Committee is hereby authorized to grant Stock Appreciation Rights to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

a.                                       General.  A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Company shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Stock Appreciation Right, multiplied by the number of Shares with respect to which such Stock Appreciation Right shall have been exercised.

b.                                      Related Options.  A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine.  In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised.  Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.  If the Related Option is an Incentive Stock Option, the Related Option shall satisfy all restrictions and the limitations imposed on Incentive Stock Options under Article E.1. (including, without limitation, restrictions on exercise price and term).

c.                                       Exercise Price And Term.  The exercise price and term of each Stock Appreciation Right shall be fixed by the Committee; provided that, that the term of a Stock Appreciation Right shall not exceed ten years.

d.                                      Stock Appreciation Right Agreements.  At the time of an Award of a Stock Appreciation Right, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

e.                                       Time And Method Of Exercise.  Except as provided in Article F.1., no Stock Appreciation Right may be exercised unless at the time the Participant exercises such Stock Appreciation Right, such Participant has maintained Continuous Service since the date of grant of such Stock Appreciation Right.  To exercise a Stock Appreciation Right under the Plan, the Participant to whom such Stock Appreciation Right was granted shall give written notice to

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the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Stock Appreciation Right) together with full payment of the exercise price, if any, and to the extent required.  The date of exercise shall be the date on which such notice is received by the Company.  Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

3.                                       Restricted Stock.  The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

a.                                       Restrictions.  Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.  During the period of time in which the Shares awarded as Restricted Stock are subject to the restrictions contemplated herein (a “Restricted Period”), unless otherwise permitted by the Plan or by the Committee as provided in the applicable Award Agreement, such Shares may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant.  Except for the restrictions which may be imposed on Restricted Stock, a Participant to whom Shares of Restricted Stock have been awarded shall have all the rights of a stockholder, including, but not limited to, the right to receive all dividends paid on such Shares and the right to vote such Shares.

b.                                      Restricted Stock Agreements.  At the time of an Award of Shares of Restricted Stock, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

c.                                       Stock Certificates.  Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company.  Such certificate or certificates shall be registered in the name of the Participant and shall bear the following (or similar) legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Company’s 2005 Omnibus Incentive Plan and an Agreement entered into between the registered owner and the Company.  Copies of such Plan and Agreement are on file in the offices of the Secretary of the Company, 600 Polasky Avenue, Clovis, CA 93612.”

d.                                      Removal of Restrictions.  Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

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4.                                       Performance Awards.  The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and the applicable Award Agreement.  At the time of grant of a Performance Award, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Performance Award and such other matters as the Committee shall in its sole discretion determine.  A Performance Award granted under the Plan (a) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (b) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish.  Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee as provided in the applicable Award Agreement.  The term of a Performance Award shall not exceed ten years.

F.                                      Termination Of Service

1.                                       Options And Stock Appreciation Rights.

a.                                       If a Participant to whom an Option or Stock Appreciation Right was granted shall cease to maintain Continuous Service for any reason other than death, Disability or Cause, such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right on the date of such cessation of Continuous Service.  If the Continuous Service of a Participant to whom an Option or Stock Appreciation Right was granted by the Company is terminated for Cause, all rights under any Option or Stock Appreciation Right of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

b.                                      If a Participant to whom an Option or Stock Appreciation Right was granted shall cease to maintain Continuous Service due to Disability, such Participant may, but only within the period of one year immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service.

c.                                       In the event of the death of a Participant while in the Continuous Service of the Company or an Affiliate or within the periods referred to in subparagraphs a. and b. of this Article F.1., the person to whom any Option or Stock Appreciation Right held by the Participant at the time of his or her death is transferred by will or the laws of descent and distribution, or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, or as otherwise permitted to be transferred under Article J of the Plan may, but only within the period of one year immediately succeeding the date of death of such Participant, and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right immediately prior to his death.  Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Stock Appreciation Right shall have theretofore been granted to the

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Participant or whether the person entitled to exercise such Related Stock Appreciation Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred as permitted by Article J of this Plan, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the exercise price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised.  Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

d.                                      Notwithstanding the provisions of subparagraphs a. through c. above, the Committee may, in its sole discretion, extend the term of a Nonstatutory Option or Stock Appreciation Right beyond the time periods specified above, but in no event after the expiration date of such Option or Stock Appreciation Right, or establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

2.                                       Restricted Stock.  Except as otherwise provided in this Plan, if a Participant ceases to maintain Continuous Services for any reason (other than death or Disability), unless the Committee, in its sole discretion, shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by subparagraph a. of Article E.3. shall upon such termination of Continuous Service be forfeited and returned to the Company.  Unless the Committee, in its sole discretion, shall otherwise determine, if a Participant ceases to maintain Continuous Service by reason of death or Disability, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by subparagraph a. of Article E.3. shall upon such termination of Continuous Service be free of restrictions and shall not be forfeited.

3.                                       Performance Awards.  In the event that a Participant to whom a Performance Award has been granted shall cease to maintain Continuous Service for any reason, the rights of such Participant or any person to whom the Award may have been transferred as permitted by Article J shall be governed by the terms of the Plan and the applicable Award Agreement.

G.                                     Adjustments Upon Changes In Capitalization

In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive.  Any Award which is adjusted as a result of this Article G shall be subject to the same restrictions as the original Award.  The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, recapitalizations, reorganizations or changes of its capital or business structure, to merge or consolidate, or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

H.                                    Effect Of Merger Or Other Corporate Event

In the case of any merger, consolidation or combination of the Company (other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) (referred to in this Article H as a “corporate event”), all outstanding Awards on the effective date of

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such corporate event shall be subject to the terms and conditions contained in the agreement under which such corporate event is documented, provided that any change in an Award Agreement as a result of such corporate event and that adversely affects the applicable Participant shall require the Participant’s written consent.  Such terms and conditions may include, for example, the exchange of an Award under this Plan for an award under a plan or agreement sponsored by one or more of the other entities that are participants in such corporate event.  In addition, the Committee may, in its sole discretion, provide to one or more Participants to whom an Option or Stock Appreciation Right has been granted the additional right upon the occurrence of such corporate event (subject to the other provisions of the Plan and any limitation applicable to such Option or Stock Appreciation Right), thereafter and during the term of each such Option or Stock Appreciation Right, to receive upon exercise of any such Option or Stock Appreciation Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such corporate event in respect of a Share over the exercise price of such Stock Appreciation Right or Option, multiplied by the number of Shares with respect to which such Option or Stock Appreciation Right shall have been exercised.  Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such corporate event, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of each such Participant.

I.                                         Effect Of Change In Control

Each of the events specified in the following clauses (1) through (3) of this Article I shall be deemed a “change in control”:  (1) any third person, including a “group” as defined in section 13(d)(3) of the Exchange Act, shall become the beneficial owner of shares of the Company with respect to which 50% or more of the total number of votes for the election of the Board may be cast, (2) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board, or (3) the stockholders of the Company shall approve an agreement providing for a sale or other disposition of all or substantially all of the assets of the Company.  Upon a change in control, unless the Committee shall have otherwise provided in the applicable Award Agreement, any restrictions or vesting period with respect to any outstanding Awards shall lapse, and all such Awards shall become fully vested in the Participant to whom such Awards were awarded; provided, however, that no Award which has previously been exercised or otherwise terminated shall become exercisable.

J.                                        Assignments And Transfers

Except as otherwise permitted by applicable law, no Award granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution.  During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient, unless it has been transferred in accordance herewith, in which case it shall be exercisable only by such transferee.

K.                                    Employee Rights Under The Plan

No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate.  Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of or serve as a director or independent contractor of the Company or any Affiliate.

L.                                      Delivery And Registration Of Stock

The Company’s obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such

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Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities legislation.  It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under the Securities Act of 1933 or other securities legislation.  The Company shall not be required to deliver any Shares under the Plan prior to (1) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (2) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

M.                                 Withholding Tax

Upon the termination of the restricted period with respect to any Shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Company shall have the right to require the Participant or other person receiving such Shares to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of Shares held by it to cover the amount required to be withheld.  The Company shall have the right to deduct from all dividends paid with respect to Shares of Restricted Stock the amount of any taxes which the Company is required to withhold with respect to such dividend payments.

The Company shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Stock Appreciation Right under the Plan any taxes required by law to be withheld with respect to such cash payments.  Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Stock Appreciation Right pursuant to the Plan, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.  All withholding decisions pursuant to this Article M shall be at the sole discretion of the Committee or the Company.

Notwithstanding the foregoing, each Award recipient shall be solely responsible for ensuring that all applicable taxes in connection with such Award are paid in full on or before their due date.

N.                                    Amendment Or Termination

1.                                       Subject to paragraph 2. of this Article N, the Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company’s shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

2.                                       Except as otherwise provided herein, the Committee may waive any conditions of or rights of the Company or modify or amend the terms of any outstanding Award.  The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise herein provided.

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O.                                    Effective Date And Term Of Plan

The Plan shall become effective upon its adoption by the Board of Directors of the Company, subject to the approval of the Plan by the shareholders of the Company.  It shall continue in effect for a term of ten years unless sooner terminated under Article N hereof.  Awards that are granted prior to the expiration of the term of the Plan may extend beyond such date, subject to the applicable provisions of such Awards.

P.                                      Governing Law

The Plan and all Awards hereunder shall be governed and construed in accordance with the internal laws of the State of California, except to the extent that such laws may be preempted or superseded by federal law.

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CENTRAL VALLEY COMMUNITY BANCORP

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 18, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of Central Valley Community Bancorp, and the accompanying Proxy Statement dated April 5, 2005, and revoking any Proxy heretofore given, hereby constitutes and appoints Daniel J. Doyle and Wanda L. Rogers, and each of them, with full power of substitution, as attorneys and Proxies to appear and vote all of the shares of Common Stock of Central Valley Community Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Central Valley Community Bancorp, to be held at the offices of Central Valley Community Bancorp, 600 Pollasky Avenue, Clovis, California on Wednesday, May 18, 2005 at 7:00 p.m. or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof.  The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this Proxy in the election of directors.

1.                                       To elect as Directors of the Company the nominees set forth below.

☐                                    FOR all nominees listed below (except as marked to the contrary below).

☐                                    WITHHOLD AUTHORITY to vote for all nominees listed below.

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), strike a line through the nominee’s name in the list below:

Sidney B. Cox, Daniel N. Cunningham, Edwin S. Darden Jr., Daniel J. Doyle, Steven D. McDonald, Louis McMurray, Wanda L. Rogers, William S. Smittcamp and Joseph B. Weirick

2.               To approve the proposal to ratify the appointment of Perry-Smith LLP as independent public accountants for the Company’s 2005 fiscal year.

FOR	☐	AGAINST	☐	ABSTAIN	☐

3.               To approve the Central Valley Community Bancorp 2005 Omnibus Incentive Plan

FOR	☐	AGAINST	☐	ABSTAIN	☐

4.               In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” PROPOSAL NOS. 2 AND 3.  THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS MADE, IT WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND “FOR” PROPOSAL NOS. 2 AND 3.

SHAREHOLDER(S) SIGNATURES		No. of Common Shares

X

X

DATE:	, 2005	Please date and sign exactly as your name(s) appears. When

signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If more than one trustee, all should sign. All joint owners should sign. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED PRE-PAID ENVELOPE.

I/We do or do not expect to attend this meeting.

THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.